3:

Exhibit 99.1

AMERICAN FINANCIAL GROUP, INC.

3,000,000 Shares of Common Stock of American Financial Group, Inc.
(no par value)

AMERICAN PREMIER UNDERWRITERS, INC.

1,361,711 Shares of Common Stock of American Financial Group, Inc.

(no par value)

EQUITY DISTRIBUTION AGREEMENT

November 17, 2004

UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

          American Financial Group, Inc. ("AFG" or the "Company") and American Premier Underwriters, Inc. (the "Selling Stockholder") each confirms its agreement with UBS Securities LLC (the "Manager"), as follows:

SECTION 1.  Description of Securities. The Company proposes to issue and sell through or to the Manager, as non-exclusive sales agent and/or principal, up to 3,000,000 shares (the "Primary Shares") and the Selling Stockholder proposes to sell through or to the Manager, as sales agent and/or principal, up to 1,361,711 shares (the "Secondary Shares") (the Primary Shares and the Secondary Shares being referred to collectively herein as the "Shares") of AFG's common stock, no par value (the "Common Stock"), on the terms set forth in Section 3 of this Agreement. The Company and the Selling Stockholder each agree that whenever either determines to sell Shares directly to the Manager as principal, both will enter into a separate agreement (each, a "Terms Agreement") substantially in the form of Annex I hereto, relating to such sale in accordance with Section 3 of this Agreement.

SECTION 2.  Representations and Warranties of the Company. (i) The Company represents and warrants to the Manager that:

     (a)  The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"). A registration statement on Form S-3 (Registration No. 333-117010) with respect to the Shares as well as other securities that may be issued and sold by the Company and its subsidiaries, including a form of prospectus and such amendments or supplements to such registration statement as may have been required prior to the date of this Agreement, has been prepared by the Company under the provisions of the Act, has been filed with the Securities and Exchange Commission (the "Commission"), and has become effective and which incorporates by reference documents which the Company has filed and will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act"). The Company has prepared a prospectus supplement (the "Prospectus Supplement"), including the prospectus included in the registration statement referred to above and the documents incorporated by reference therein, setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business. No stop order suspending the effectiveness of the registration statement or any post-effective amendment thereto has been issued and served on the Company, and no proceedings for that purpose are pending or, to the knowledge of the Company, threatened by the Commission. Copies of such registration statement and prospectus, any such amendment or supplement and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been made available or delivered to the Manager. Such registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," and the final form of prospectus included in the Registration Statement, as amended or supplemented from time to time, is referred to herein as the "Prospectus." Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated (or deemed to be incorporated) by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. As of the close of business on November 16, 2004, up to $600,000,000 in value of securities, including Primary Shares, of the Company and its subsidiaries and 1,361,711 Secondary Shares were available for issuance pursuant to the Registration Statement, which permits the sale of Shares in the manner contemplated by this Agreement;

     (b)  Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Filing Date (as defined below), did or will in all material respects comply with all applicable provisions of the Act and the Exchange Act. Each part of the Registration Statement, when such part became or becomes effective, did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. The foregoing representations and warranties in this Section 2(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Manager furnished in writing to the Company by the Manager specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto, which the parties agree consists of the name of UBS Securities LLC in the first paragraph under the heading "Plan of Distribution" in the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the Act;

     (c)  The documents which are incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and any further documents so filed and incorporated by reference shall, when they became or become effective under the Act or when they were or are filed with the Commission, conform in all material respects with the requirements of the Act or the Exchange Act, as applicable;

     (d)  The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Ohio, and has power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing (or local law equivalent) in all other jurisdictions in which its ownership or lease of property or the conduct of business, requires such qualification except where such failure to qualify would not, individually or in the aggregate, result in a material adverse effect on the Company or any of its subsidiaries or their respective business, properties, business prospects, condition (financial or otherwise) or results of operations or on the transactions contemplated hereby, or would materially and adversely affect the ability of the Company or the Selling Stockholder to perform its obligations under this Agreement, any Terms Agreement or the Shares (a "Material Adverse Effect");

     (e)  Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly incorporated and is an existing corporation in good standing (or local law equivalent) under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Prospectus Supplement and is duly qualified to do business as a foreign corporation in good standing (or local law equivalent) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; except as otherwise disclosed in the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or other similar rights of any securityholder of such Subsidiary. The only Subsidiaries of the Company are the subsidiaries listed on Schedule A hereto;

     (f)  The financial statements included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented, together with the related schedules and notes thereto, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except to the extent otherwise noted in such financial statements or the notes thereto) throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus as amended or supplemented present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement;

     (g)  The accounting firm that certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus is an independent registered public accounting firm as required by the Act;

     (h)  All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares to be issued and sold by the Company and the Selling Stockholder pursuant to this Agreement and any Terms Agreement have been duly authorized and upon such issuance will be validly issued, fully paid and nonassessable and are not subject to any preemptive right, resale right, right of first refusal or similar right and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders. The description of the Common Stock in the Prospectus is complete and accurate in all material respects. Except as set forth in the Prospectus, there are no options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible or exchangeable into or exercisable for, or any contracts, commitments, plans or arrangements to issue or sell, any shares of capital stock of the Company, and except with respect to Great American Financial Resources, Inc. and National Interstate Corporation, any shares of capital stock of any Subsidiary or any such warrants, convertible, exercisable or exchangeable securities or obligations. The descriptions of the Company's stock option and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Prospectus, accurately present the information required to be shown with respect to such plans, arrangements, options and rights;

     (i)  Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no Material Adverse Effect, (B) there have been no transactions entered into by either of the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C)  other than regular quarterly dividends declared and paid consistent with past practice and described in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its respective capital stock;

     (j)  Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, or any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect or which are otherwise material in the context of the sale of the Shares; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated;

     (k)  Neither the Company nor any of its Subsidiaries is in violation of its articles of incorporation or code of regulations (or similar corporate documents). Neither the Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, any Terms Agreement and the Shares and any other agreement or instrument entered into or issued or to be entered into or issued by the Company and the Selling Stockholder in connection with the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Selling Stockholder with their obligations hereunder and under any Terms Agreement and the Shares and such other agreements or instruments have been duly authorized by all necessary corporate action of the Company and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or code of regulations (or similar corporate documents) of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries;

     (l)  This Agreement and any Terms Agreement have been duly authorized, executed and delivered by the Company;

     (m)  Each subsidiary of the Company which is engaged in the business of insurance or reinsurance (collectively, the "Insurance Subsidiaries") holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business (the "Insurance Licenses")) as are necessary to the conduct of its business as described in the Registration Statement; the Company and each Insurance Subsidiary have fulfilled and performed all obligations necessary to maintain the Insurance Licenses; except as disclosed in the Registration Statement, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License which would, individually or in the aggregate, have a Material Adverse Effect; and except as disclosed in the Registration Statement, no insurance regulatory agency or body has issued, or, to the knowledge of the Company, commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent;

     (n)  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of this Agreement or the Terms Agreement by the Company, except such as have been already obtained or as may be required under state securities laws;

     (o)  Except as disclosed in the Registration Statement, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would, individually or in the aggregate, materially affect the value of such properties and assets, taken as a whole, and except as disclosed in the Registration Statement, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made of the leased property, taken as a whole, by them;

     (p)  The Company and its Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect;

     (q)  Except as disclosed in the Registration Statement, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim;

     (r)  The Company is not required, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act");

     (s)  Except as disclosed in the Registration Statement, the Company and the Insurance Subsidiaries have made no material change in their insurance reserving practices since December 31, 2003;

     (t)  All reinsurance treaties and arrangements to which any Insurance Subsidiary is a party are in full force and effect and no Insurance Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein except where such violation or default would not, individually or in the aggregate, have a Material Adverse Effect; no Insurance Subsidiary has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty and, the Company and the Insurance Subsidiaries have no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement except to the extent adequately and properly reserved for in the consolidated financial statements of the Company included in the Registration Statement or Prospectus, except where such default or inability to perform would not, individually or in the aggregate, have a Material Adverse Effect;

     (u)  The statutory financial statements of the Insurance Subsidiaries, from which certain ratios and other statistical data included or incorporated by reference in the Registration Statement and Prospectus have been derived, have been prepared for each relevant period in conformity with statutory accounting principles or practices required or permitted by the National Association of Insurance Commissioners and by the appropriate Insurance Department of the jurisdiction of domicile of each Insurance Subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly in all material respects the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Insurance Subsidiaries for the periods covered thereby;

     (v)  The Company is, and if operated in the manner described in the Prospectus shall remain, an insurance holding company;

     (w)  Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (x)  The Common Stock is an "actively-traded security" excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule;

     (y)  The Shares are duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange (the "NYSE") and the Nasdaq National Market ("Nasdaq");

     (z)  No labor dispute with the employees of either of the Company or any of its Subsidiaries that might have a Material Adverse Effect exists or, to the knowledge of the Company, is imminent;

            (aa)  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any officer, director, employee or agent acting on behalf of the Company or any of its Subsidiaries has at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation or ordinance requiring such disclosure, (ii) made any payment to any local, state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company or any Subsidiary sells or from which the Company or any Subsidiary buys products for the purpose of influencing such agent or person to buy products from or sell products to the Company or such Subsidiary, or (iv) except as described in the Prospectus, engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or such Subsidiary;

             (bb)  The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they engage as described in the Prospectus; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its proposed business at a cost that would not result in a Material Adverse Effect;

             (cc)  Neither the Company nor any of its Subsidiaries is, and if operated in the manner described in the Prospectus, will be a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act;

            (dd)  Except as contemplated by Section 3 of this Agreement, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

            (ee)  The Company has not entered into any other sales agency agreements or other similar arrangements with any agent or other representative in respect of the Shares and the equity shelf program established by this Agreement;

             (ff)  Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (the "Sarbanes-Oxley Act") with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act;

             (gg)  The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (v) material information relating to the Company and its consolidated subsidiaries is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (vi) any significant deficiencies or weaknesses in the design or operation of internal accounting controls which could adversely affect the Company's ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company's independent auditors and the audit committee of the Company's board of directors;

             (hh)  The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate to allow timely decisions regarding disclosure; and

             (ii)  There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an "Off Balance Sheet Transaction") that could reasonably be expected to affect materially the Company's liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission's Statement about Management's Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.

     (ii) The Company and the Selling Stockholder jointly and severally represent and warrant to the Manager that:

   (a) The Selling Stockholder has valid and unencumbered title to the Secondary Shares to be delivered by the Selling Stockholder hereunder and full right, power and authority to enter into this Agreement and any Terms Agreement and to sell, assign, transfer and deliver the Secondary Shares to be delivered by the Selling Stockholder hereunder; and upon the delivery of and payment for the Secondary Shares hereunder the purchasers thereof will acquire valid and unencumbered title to the Secondary Shares to be delivered by the Selling Stockholder; as of the date hereof, the Selling Stockholder owns 1,361,711 shares of Common Stock of the Company;

      (b) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Selling Stockholder of its obligations hereunder, in connection with the offering, sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of this Agreement or the Terms Agreement by the Selling Stockholder, except such as have been already obtained or as may be required under state securities laws;

     (c) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Selling Stockholder, or any of its Subsidiaries or any of their respective properties that, if determined adversely to the Selling Stockholder or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect or which are otherwise material in the context of the sale of the Shares; and no such actions, suits or proceedings are threatened or, to the Selling Stockholder's knowledge, contemplated;

     (d) The execution, delivery and performance of this Agreement, any Terms Agreement and the Shares and any other agreement or instrument entered into or issued or to be entered into or issued by the Selling Stockholder in connection with the consummation of the transactions contemplated herein and in the Registration Statement (including the sale of the Secondary Shares and the use of the proceeds from the sale of the Secondary Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Selling Stockholder with its obligations hereunder and under any Terms Agreement and the Secondary Shares and such other agreements or instruments have been duly authorized by all necessary corporate action of the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or by-laws (or similar corporate documents) of the Selling Stockholder or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its Subsidiaries or any of their assets, properties or operations;

     (e) This Agreement and any Terms Agreement have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

     (f) Neither the Selling Stockholder nor any affiliate of the Selling Stockholder has taken, nor will the Selling Stockholder or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (g) Except as contemplated by Section 3 of this Agreement, the Selling Stockholder has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

     (h) The Selling Stockholder has not entered into any other sales agency agreements or other similar arrangements with any agent or other representative in respect of the Shares and the equity shelf program established by this Agreement;

     (i) The decision to enter into this Agreement and engage in the transactions contemplated hereby was not prompted by any material non-public information concerning the Company or any of its Subsidiaries in the possession of the Selling Stockholder;

     (j) Each part of the Registration Statement, when such part became or becomes effective, did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed; provided that the foregoing representations and warranties in this Section 2(ii)(j) relates only to information in the Registration Statement relating to or dealing with the Selling Stockholder.

SECTION 3.  Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and the Selling Stockholder agrees to sell, through the Manager, as sales agent, and the Manager agrees to use its reasonable efforts to sell, as sales agent for the Company and the Selling Stockholder, the Shares on the following terms:

     (i)  The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company, in the case of Primary Shares, the Selling Stockholder, in the case of Secondary Shares, and the Manager, but in any event the Shares are to be sold only in trades on the NYSE, on any day that is a trading day for the NYSE (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time). The Company will designate in writing the maximum amount and minimum price of Primary Shares and the Selling Stockholder will designate in writing the maximum amount and minimum price of Secondary Shares to be sold by the Manager daily as reasonably agreed to by the Manager and in any event not in excess of the amount available for issuance under the currently effective Registration Statement. Subject to the terms and conditions hereof, the Manager shall use its reasonable efforts to sell all of the designated Shares. The gross sales of any Shares sold under this Section 3(a) shall be the market price for shares of the Company's Common Stock sold by the Manager under this Section 3(a) on the NYSE at the time of such sale.

     (ii)  Notwithstanding the foregoing, the Company may instruct the Manager in writing not to sell Primary Shares and the Selling Stockholder may instruct the Manager in writing not to sell Secondary Shares if such sales cannot be effected at or above the price designated by the Company or the Selling Stockholder, as the case may be, in any such instruction. Furthermore, the Company shall not authorize the issuance and sale of, and the Selling Stockholder shall not authorize the sale of, and the Manager shall not be obligated to use its reasonable efforts to sell, any Share at a price lower than the minimum price therefor designated from time to time by the Company's Board of Directors in the case of Primary Shares and the Selling Stockholder's Board of Directors in the case of Secondary Shares and notified to the Manager in writing. In addition, the Company, in the case of the Primary Shares, the Selling Stockholder in the case of the Secondary Shares or the Manager may, upon notice to the other parties hereto by telephone (confirmed promptly by telecopy), suspend the offering of the Shares; provided, however, that such suspension or termination shall not affect or impair the parties' respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

     (iii)  The Manager hereby covenants and agrees not to make any sales of Shares on behalf of the Company or the Selling Stockholder, pursuant to this Section 3(a), other than (a) by means of ordinary brokers' transactions between members of the NYSE that qualify for delivery of a Prospectus to the NYSE in accordance with Rule 153 under the Act (such transactions are hereinafter referred to as "At the Market Offerings") and (b) such other sales of Shares on behalf of the Company or the Selling Stockholder in its capacity as agent of the Company and the Selling Stockholder as shall be agreed by the Company in the case of Primary Shares, the Selling Stockholder in the case of Secondary Shares, and the Manager. The Company and the Selling Stockholder each acknowledges and agrees that in the event a sale of Shares on behalf of the Company or the Selling Stockholder would constitute the sale of a "block" under Rule 10b-18(a)(5) under the Exchange Act or a "distribution" within the meaning of Rule 100 of Regulation M under the Exchange Act or the Manager reasonably believes it may be deemed an "underwriter" under the Act in a transaction that is not an At the Market Offering, the Company and the Selling Stockholder, will provide to the Manager, at the Manager's request and upon reasonable advance notice to the Company and the Selling Stockholder, on or prior to the Settlement Date, the opinions of counsel, accountants' letters and officers' certificates pursuant to Section 5 hereof that the Company and/or the Selling Stockholder would be required to provide to the Manager in connection with a sale of Shares pursuant to a Terms Agreement, each dated the Settlement Date (as defined below), and such other documents and information as the Manager shall reasonably request.

     (iv)  The compensation to the Manager for sales of Shares, as an agent of the Company or the Selling Stockholder, shall be 2.0% of the gross sales price of the Shares sold pursuant to this Section 3(a), and such rate of compensation shall not apply when the Manager acts as principal. The remaining proceeds with respect to Primary Shares sold, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company and the remaining proceeds with respect to Secondary Shares sold, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Selling Stockholder (the "Net Proceeds").

     (v)  The Manager shall provide written confirmation to the Company, in the case of Primary Shares, and the Selling Stockholder in the case of Secondary Shares, following the close of trading on the NYSE each day in which Shares are sold under this Section 3(a) setting forth the amount of Shares sold on such day, the Net Proceeds to the Company or the Selling Stockholder, and the compensation payable by the Company or the Selling Stockholder to the Manager with respect to such sales.

     (vi)  Settlement for sales of Shares pursuant to this Section 3(a) will occur on the third business day following the date on which such sales are made (each such day, a "Settlement Date"). On each Settlement Date, the Shares sold through the Manager for settlement on such date shall be issued and delivered by the Company, in the case of Primary Shares, and delivered by the Selling Stockholder, in the case of Secondary Shares, to the Manager against payment of the Net Proceeds for the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of Shares to the Manager's account at The Depository Trust Company in return for payments in same day funds delivered to the account designated by the Company, in the case of Primary Shares, and the Selling Stockholder, in the case of Secondary Shares. If the Company shall default on its obligation to deliver Primary Shares on any Settlement Date or the Selling Stockholder shall default on its obligation to deliver Secondary Shares on any Settlement Date, the Company, in the case of a default in the delivery of Primary Shares, and the Company and the Selling Stockholder jointly and severally, in the case of a default in the delivery of Secondary Shares, shall (a) hold the Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company or the Selling Stockholder as the case may be and (b) pay the Manager any commission to which it would otherwise be entitled absent such default. If the Manager breaches this Agreement by failing to deliver proceeds on any Settlement Date for Primary Shares delivered by the Company or Secondary Shares delivered by the Selling Stockholder, the Manager will pay the Company in the case of a breach in the payment of proceeds for Primary Shares or the Selling Stockholder in the case of a breach in the payment of proceeds for Secondary Shares, interest based on the effective overnight Federal Funds rate.

     (vii)  At each Settlement Date and Filing Date (as defined below), each of the Company and the Selling Stockholder shall be deemed to have affirmed each of its representations and warranties contained in this Agreement. The Company covenants and agrees with the Manager that (a) with respect to each of the Company's first three fiscal quarters, on or prior to the date on which the Company shall be obligated to file a quarterly report on Form 10-Q in respect of such quarter and (b) with respect to the Company's fourth fiscal quarter for year 2004 and for each year thereafter, on or prior to the thirty-fifth day after the end of such quarter in which sales of Shares were made by the Manager pursuant to this Section 3(a) (each such date, a "Filing Date"), the Company will file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b), which prospectus supplement will set forth, with regard to such quarter, the number of Shares sold through the Manager as agent pursuant to this Section 3(a) in At the Market Offerings, the Net Proceeds to the Company and the Selling Stockholder and the compensation paid by the Company and the Selling Stockholder with respect to such sales of Shares pursuant to this Section 3(a) and deliver such number of copies of each such prospectus supplement to the NYSE as are required by such Exchange. Any obligation of the Manager to use its reasonable efforts to sell the Shares on behalf of the Company or the Selling Stockholder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Selling Stockholder herein, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.

     (b) (i)  If either of the Company or the Selling Stockholder wishes to issue and sell Shares pursuant to this Agreement but other than as set forth in Section 3(a) of this Agreement (each, a "Placement"), it will notify the Manager of the proposed terms of such Placement. If the Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company with respect to Primary Shares or the Selling Stockholder with respect to Secondary Shares, wishes to accept amended terms, the Manager, the Company and the Selling Stockholder will enter into a Terms Agreement setting forth the terms of such Placement.

          (ii)  The terms set forth in a Terms Agreement will not be binding on the Company, the Selling Stockholder or the Manager unless and until the Company, the Selling Stockholder and the Manager have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.

     (c)(i)  Under no circumstances shall the number of Shares sold pursuant to this Agreement and any Terms Agreement exceed the number set forth in Section 1 or the number of shares of Common Stock available for issuance under the currently effective Registration Statement.

          (ii)  If any party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Shares, it shall promptly notify the other party and sales of Shares under this Agreement and any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party. The Manager shall calculate on a weekly basis the ADTV (as defined by Rule 100 of Regulation M under the Exchange Act) of the Common Stock.

     (d)  Each sale of Shares to the Manager shall be made in accordance with the terms of this Agreement and a Terms Agreement, which will provide for the sale of such Shares to, and the purchase thereof by, the Manager. A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by the Manager. The commitment of the Manager to purchase Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company and the Selling Stockholder herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the number of Shares to be purchased by the Manager pursuant thereto, the price to be paid to the Company or the Selling Stockholder for such Shares, any provisions relating to rights of, and default by, underwriters acting together with the Manager in the reoffering of the Shares, and the time and date (each such time and date being referred to herein as a "Time of Delivery") and place of delivery of and payment for such Shares. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 5 of this Agreement and any other information or documents required by the Manager.

SECTION 4.  Covenants of the Company and the Selling Stockholder.

          (i) The Company agrees with the Manager:

          (a)  During the period in which a prospectus relating to the Shares is required to be delivered under the Act, to notify the Manager promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; to prepare and file with the Commission, promptly upon the Manager's request, any amendments or supplements to the Registration Statement or Prospectus that, in the Manager's reasonable opinion, may be necessary or advisable in connection with the offering of the Shares by the Manager; not to file any amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of other securities (including, without limitation, Common Stock) other than pursuant to this Agreement) unless a copy thereof has been submitted to the Manager a reasonable period of time before the filing and the Manager has not reasonably objected thereto; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares and to advise the Manager of any such filing; and to furnish to the Manager, at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus; and to cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed;

          (b)  To promptly advise the Manager, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to promptly advise the Manager of any proposal to amend or supplement the Registration Statement or Prospectus, including by filing any documents that would be incorporated therein by reference, and to file no such amendment or supplement to which the Manager shall object in writing;

          (c)  To make available to the Manager, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Manager, copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Manager may reasonably request for the purposes contemplated by the Act, which Prospectus and any amendments or supplements thereto furnished to the Manager will be materially identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T; and for so long as this agreement is in effect, the Company will prepare and file promptly such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the Act;

          (d)  To promptly notify the Manager to suspend the offering of Shares upon the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time and any such time as is contemplated by Section 4(ii)(a), to prepare and furnish, at the Company's expense, to the Manager promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and, to the extent it relates solely to the Shares, to furnish the Manager with a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly to furnish at the Company's own expense to the Manager, copies in such quantities and at such locations as the Manager may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will (i) reflect such change, or (ii) not, in the light of the circumstances when it is so delivered, be misleading, or (iii) comply with applicable securities laws;

          (e)  To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Manager may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (f)  To furnish to the Manager (i) copies of any reports or other communications which the Company shall send directly to its stockholders or shall from time to time publish or publicly disseminate (except with respect to information, other than press releases, on the Company's website), (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission (except with respect to information on the Company's website), (iii) copies of any financial statements or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as the Manager may reasonably request regarding the Company or its Subsidiaries, in each case as soon as such reports, communications, documents or information becomes available;

          (g)  To make generally available to its security holders, and to deliver to the Manager, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than September 30, 2005;

          (h)  Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, to pay all of the Company's expenses incident to the performance of its obligations hereunder, including, but not limited to, such costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Prospectus, each Prospectus Supplement, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) any power of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Manager) and the printing and furnishing of copies of any blue sky surveys to the Manager, (v) the listing of the Shares on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD (including the reasonable legal fees and other reasonable disbursements of counsel for the Manager in connection with any such filing) and (vii) the fees and disbursements of the Company's counsel and accountants. The Manager will pay its own out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel, reproduction, printing and similar expenses as well as the fees and disbursements of its legal counsel; provided, however, that if, within one year of the date of this Agreement, the Company terminates this Agreement and $10,000,000 in value of Shares have not been sold through the Manager pursuant to the terms of this Agreement or to the Manager pursuant to any Terms Agreement then the Company will promptly, upon the request of the Manager, reimburse the Manager for the reasonable fees and disbursements of the Manager's legal counsel incurred in connection with the entering into of this Agreement and the matters contemplated hereby but not to exceed an aggregate of $50,000;

          (i)  To apply the net proceeds from the sale of the Primary Shares in the manner set forth in the Prospectus;

          (j)  Not to sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for (i) the registration of the Shares and the sales through the Manager pursuant to this Agreement or to the Manager pursuant to any Terms Agreement, (ii) sales of shares through any dividend reinvestment and stock purchase plan of the Company and (iii) options granted and shares of Common Stock awarded pursuant to employee benefit and director compensation plans and shares of Common Stock issuable upon the exercise of such outstanding options during the period from the date of this Agreement through the final Filing Date for the sale of Shares pursuant to Section 3(a) of this Agreement, without (a) giving the Manager at least three business days' prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (b) the Manager suspending activity under this program for such period of time as requested by the Company;

          (k)  At any time during the term of this Agreement, as supplemented from time to time, to advise the Manager immediately after it shall have received notice or obtained knowledge, of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Manager pursuant to Section 5 herein;

          (l)  Upon commencement of the offering of Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a Prospectus Supplement filed pursuant to Rule 424(b) under the Act pursuant to Section 3(a) of this Agreement or relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), or (iii) Shares are delivered to the Manager pursuant to a Terms Agreement, to furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, or the Time of Delivery, as the case may be, in form satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 5(f) of this Agreement which were last furnished to the Manager are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(f), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate;

          (m)  Upon commencement of the offering of Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than a Prospectus Supplement filed pursuant to Rule 424(b) under the Act pursuant to Section 3(a) of this Agreement or relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), or (iii) Shares are delivered to the Manager pursuant to a Terms Agreement, to furnish or cause to be furnished forthwith to the Manager and to counsel to the Manager a written opinion of Keating, Muething and Klekamp, P.L.L., counsel to the Company ("Company Counsel"), or other counsel satisfactory to the Manager, dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, or the Time of Delivery, as the case may be, in form and substance satisfactory to the Manager, of the same tenor as the opinions referred to in Section 5(c) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion;

          (n)  Upon commencement of the offering of Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional amended financial information, (ii) at the Manager's oral or written request and upon reasonable advance oral or written notice to the Company, Shares are delivered to the Manager pursuant to a Terms Agreement, (iii) the Company shall file an annual report on Form 10-K or (iv) at the Manager's request and upon reasonable advance notice to the Company, there is filed with the Commission any document (other than an annual report on Form 10-K) incorporated by reference into the Prospectus which contains additional or amended financial information, to cause the accountants that certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement, or other independent accountants satisfactory to the Manager, forthwith to furnish the Manager a letter, dated the date of effectiveness of such amendment, the date of filing of such supplement or other document with the Commission, or the Time of Delivery, as the case may be, in form satisfactory to the Manager, of the same tenor as the letter referred to in Section 5(e) of this Agreement but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter, provided however, that such letter shall not be required to be furnished to the Manager based on (x) the filing of a Form 10-Q containing financial information relating solely to a quarter in which Shares will not be sold pursuant to this Agreement or (y) the filing of any other document (other than an annual report on Form 10-K) incorporated by reference into the Prospectus which contains additional or amended financial information during a quarter in which Shares will not be sold pursuant to this Agreement;

          (o)  That it consents to the Manager trading in the Company's Common Stock for the Manager's own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement or pursuant to a Terms Agreement in accordance with applicable law;

          (p)  For three years from the date of this Agreement or of any Terms Agreement, to furnish to its stockholders within 120 days after the end of each fiscal year, for so long as the Company shall not be required to file annual and periodic reports with the Commission under the Exchange Act, audited financial statements (including a balance sheet and statements of income, stockholders' equity and of cash flow of the Company for such fiscal year), accompanied by a copy of the certificate or report thereon of an independent registered public accounting firm;

          (q)  If to the knowledge of the Company, any condition set forth in Section 5(a) or 5(h) of this Agreement shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares;

          (r)  Not to at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares; and not invest in futures contracts, options on futures contracts or options on commodities, unless the Company is exempt from the registration requirements of the Commodity Exchange Act, as amended (the "Commodity Act"), or otherwise complies with the Commodity Act. The Company will not engage in any activities bearing on the Commodity Act, unless such activities are exempt from the Commodity Act or otherwise comply with the Commodity Act;

          (s)  To disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K the number of Shares sold through the Manager under this Agreement, the Net Proceeds to the Company and the Selling Stockholder and the compensation paid by the Company and the Selling Stockholder with respect to sales of Shares pursuant to this Agreement during the relevant quarter; and

          (t)   234:

That each acceptance by the Company of an offer to purchase Shares hereunder, and each execution and delivery by the Company of a Terms Agreement, shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

      (ii) The Selling Stockholder agrees with the Manager:

          (a) To promptly notify the Manager and the Company to suspend the offering of Shares upon the happening of any event known to the Selling Stockholder within the time during which a prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Selling Stockholder, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;

          (b) To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Manager may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Selling Stockholder shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise the Manager of the receipt by the Selling Stockholder of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (c) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, to pay all of the Selling Stockholder's expenses incident to the performance of its obligations hereunder, including, but not limited to, such costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Prospectus, each Prospectus Supplement, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) any power of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Manager) and the printing and furnishing of copies of any blue sky surveys to the Manager, (v) the listing of the Shares on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD (including the reasonable legal fees and other reasonable disbursements of counsel for the Manager in connection with any such filing) and (vii) the fees and disbursements of the Selling Stockholder's counsel and accountants. The Manager will pay its own out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel, reproduction, printing and similar expenses as well as the fees and disbursements of its legal counsel;

          (d) To apply the net proceeds from the sale of the Secondary Shares in the manner set forth in the Prospectus;

          (e) Not to sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Secondary Shares and the sales through the Manager pursuant to this Agreement or to the Manager pursuant to any Terms Agreement without (a) giving the Manager at least three business days' prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (b) the Manager suspending activity with respect to the Secondary Shares under this program for such period of time as requested by the Selling Stockholder;

          (f) At any time during the term of this Agreement, as supplemented from time to time, to advise the Manager immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Manager pursuant to Section 5 herein;

          (g) Upon commencement of the offering of Secondary Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a Prospectus Supplement filed pursuant to Rule 424(b) under the Act pursuant to Section 3(a) of this Agreement or relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), or (iii) Shares are delivered to the Manager pursuant to a Terms Agreement, to furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, or the Time of Delivery, as the case may be, in form satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 5(g) of this Agreement which were last furnished to the Manager are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(g), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate;

          (h) Upon commencement of the offering of Secondary Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than a Prospectus Supplement filed pursuant to Rule 424(b) under the Act pursuant to Section 3(a) of this Agreement or relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), or (iii) Shares are delivered to the Manager pursuant to a Terms Agreement, to furnish or cause to be furnished forthwith to the Manager and to counsel to the Manager a written opinion of Keating, Muething & Klekamp, P.L.L., or other counsel satisfactory to the Manager, dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, or the Time of Delivery, as the case may be, in form and substance satisfactory to the Manager, of the same tenor as the opinions referred to in Section 5(d) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion;

          (i) That it consents to the Manager trading in the Company's Common Stock for the Manager's own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement or pursuant to a Terms Agreement;

          (j) If to the knowledge of the Selling Stockholder, any condition set forth in Section 5(a) or 5(h) of this Agreement shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase Secondary Shares from the Selling Stockholder as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Secondary Shares;

          (k) Not to at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares; and not invest in futures contracts, options on futures contracts or options on commodities, unless the Company is exempt from the registration requirements of the Commodity Act, or otherwise complies with the Commodity Act. The Selling Stockholder will not engage in any activities bearing on the Commodity Act, unless such activities are exempt from the Commodity Act or otherwise comply with the Commodity Act; and

          (l) That each acceptance by the Selling Stockholder of an offer to purchase Shares hereunder, and each execution and delivery by the Company of a Terms Agreement, shall be deemed to be an affirmation to the Manager that the representations and warranties of the Selling Stockholder contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Secondary Shares relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Secondary Shares).

SECTION 5.  Conditions of Manager's Obligations. The obligations of the Manager hereunder and under any Terms Agreement are subject to (i) the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof, any applicable date referred to in Section 4(l) of this Agreement, the date of any executed Terms Agreement and as of each Settlement Date and Time of Delivery, (ii) the performance by the Company and the Selling Stockholder of their obligations hereunder and (iii) to the following additional conditions precedent:

     (a)  No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act, and no order directed at or in relation to any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company, the Selling Stockholder or the Manager of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (b)  No material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and no transaction which is material and unfavorable to the Company (other than as referred to in the Registration Statement and Prospectus) shall have been entered into by the Company or any of its Subsidiaries.

     (c)  The Company shall furnish to the Manager, at every date specified in Section 4(i)(m) of this Agreement, an opinion of Company Counsel, addressed to the Manager, and dated as of such date, and in form satisfactory to the Manager, stating that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio;

          (ii) The Company has power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and any Terms Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing (or the local law equivalent) in all other jurisdictions in which its ownership or lease of property or the conduct of business, requires such qualification except where the failure to so qualify will not, individually or in the aggregate have a Material Adverse Effect;

          (iii) Each Subsidiary has been duly incorporated and is an existing corporation in good standing (or local law equivalent) under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing (or local law equivalent) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or other similar rights of any securityholder of such Subsidiary;

          (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the financial statements, including the schedules and notes thereto, included in the Registration Statement and Prospectus. The Shares and all other shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The description of the Common Stock in the Prospectus is complete and accurate in all material respects. Except as set forth in the Prospectus, there are no options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible or exchangeable into or exercisable for, or any contracts, commitments, plans or arrangements to issue or sell, any shares of capital stock of the Company, any shares of capital stock of any Subsidiary or any such warrants, convertible, exercisable or exchangeable securities or obligations. The descriptions of the Company's stock option and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Prospectus, accurately present the information required to be shown with respect to such plans, arrangements, options and rights;

          (v) The Shares have been duly authorized for listing by NYSE and Nasdaq upon official notice of issuance;

          (vi) To such counsel's knowledge, except as disclosed in the Registration Statement or the Prospectus, no person or entity has the right to require the registration under the Act of shares of Common Stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement;

          (vii) To such counsel's knowledge, none of the Subsidiaries is in violation of its articles of incorporation or by-laws (or similar corporate documents);

          (viii) All descriptions in the Prospectus and the Prospectus Supplement, as such descriptions have been updated by descriptions in the Prospectus Supplement or incorporated by reference therein, of statutes, regulations or legal or governmental proceedings to the extent that they constitute matters of law or legal conclusions, are accurate in all material respects and present in all material respects the information required to be shown by the Act and the Exchange Act including those contained in the Prospectus under the caption "Federal Income Tax Considerations";

          (ix) This Agreement and any Terms Agreement have been duly authorized, executed and delivered by the Company;

          (x) The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

          (xi) The Registration Statement, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and notes included therein or omitted therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder;

          (xii) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and notes included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

          (xiii) To the best of such counsel's knowledge after reasonable investigation, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of either of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement, any Terms Agreement or the performance by the Company of its obligations thereunder;

          (xiv) The information in the Prospectus, to the extent that it constitutes matters of law, summaries of legal matters, the Company's articles of incorporation and code of regulations or legal proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

          (xv) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

          (xvi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Act and the rules and regulations of the Commission thereunder, which have been obtained, or as may be required under the securities or blue sky laws of the various states as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of this Agreement or the due execution, delivery or performance of the Terms Agreement by the Company or for the offering, issuance, sale or delivery of the Shares;

          (xvii) The execution, delivery and performance of this Agreement, any Terms Agreement and the Shares and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement, any Terms Agreement and the Shares and such other agreements or instruments do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to such counsel, to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries or the Selling Stockholder is subject (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or code of regulations (or similar corporate documents) of the Company or any of its subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or the Selling Stockholder or any of its respective properties, assets or operations;

          (xviii) The Company is not required, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an "investment company" under the 1940 Act;

          (xix) Neither the Company nor any of its Subsidiaries is, and if operated in the manner described in the Prospectus, will not be a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act;

          (xx) To the knowledge of such counsel (after reasonable investigation), each Insurance Subsidiary holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, Insurance Licenses) as are necessary to the conduct of its business as described in the Prospectus; to the knowledge of such counsel, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License which would have a Material Adverse Effect; and except as disclosed in the Prospectus, to the knowledge of such counsel (after reasonable investigation), no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent;

          (xxi) To the knowledge of such counsel (after reasonable investigation), all reinsurance treaties and arrangements to which any Insurance Subsidiary is a party are in full force and effect and such counsel is not aware of any violation of, or default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein by any Insurance Subsidiary.

     Such counsel shall also state that nothing has come to its attention that would lead it to believe that the Registration Statement or any amendment thereto, (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which it need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and notes thereto and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at any Settlement Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

     (d)  The Selling Stockholder shall furnish to the Manager, at every date specified in Section 4(ii)(h) of this Agreement, an opinion of Keating, Muething and Klekamp, P.L.L. in its capacity as counsel to the Selling Stockholder, addressed to the Manager, and dated as of such date, and in form satisfactory to the Manager, stating that:

          (i) The Selling Stockholder has valid and unencumbered title to the Secondary Shares to be delivered by the Selling Stockholder hereunder and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Secondary Shares to be delivered by the Selling Stockholder hereunder; and upon the delivery of and payment for the Secondary Shares hereunder the purchasers thereof will acquire valid and unencumbered title to the Secondary Shares to be delivered by the Selling Stockholder;

          (ii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Selling Stockholder of its obligations hereunder, in connection with the offering or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of this Agreement or the Terms Agreement by the Selling Stockholder, except such as have been already obtained or as may be required under state securities laws;

          (iii) To the best of such counsel's knowledge (after reasonable investigation), except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Selling Stockholder, or any of its Subsidiaries or any of their respective properties that, if determined adversely to the Selling Stockholder or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or which are otherwise material in the context of the sale of the Shares; and no such actions, suits or proceedings are threatened or pending;

          (iv) The execution, delivery and performance of this Agreement, any Terms Agreement and the Shares and any other agreement or instrument entered into or issued or to be entered into or issued by the Selling Stockholder in connection with the consummation of the transactions contemplated herein and in the Registration Statement (including the sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Selling Stockholder with their obligations hereunder and under any Terms Agreement and the Shares and such other agreements or instruments have been duly authorized by all necessary corporate action of the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or code of regulations (or similar corporate documents) of the Company or any of its Subsidiaries or the Selling Stockholder or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or the Selling Stockholder or any of their assets, properties or operations;

          (v) This Agreement and any Terms Agreement have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

          (vi) The Registration Statements and the Prospectus include all information regarding the Selling Stockholder required to be included by Item 507 of Regulation S-K under the Act;

     (e)  At the times specified in Section 4(n) of this Agreement, the Manager shall have received from the accounting firm that certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus letters dated the date of delivery thereof and addressed to the Manager in form and substance substantially in the form (unless otherwise mutually agreed) as the Company has delivered to the underwriters in its most recently completed public offering of securities, but in any case reasonably satisfactory to the Manager.

      (f)  The Company shall have delivered to the Manager a certificate, (i) dated as of and delivered on each Filing Date and (ii) dated as of and delivered on the Time of Delivery pursuant to any Terms Agreement, (each, a "Certificate Date"), of two of its executive officers to the effect that (i) the representations and warranties of the Company as set forth in this Agreement are true and correct as of the Certificate Date, (ii) the Company has performed such of its obligations under this Agreement as are to be performed at or before each such Certificate Date, and (ii) the conditions set forth in paragraphs (a) and (b) of Section 5 have been met.

      In addition, on each Certificate Date, the certificate shall also state that the Shares to be sold on that date have been duly and validly authorized by the Company and that all corporate action required to be taken for the authorization, issuance and sale of the Shares on that date has been validly and sufficiently taken.

     (g)  The Selling Stockholder shall have delivered to the Manager a certificate, (i) dated as of and delivered on each Filing Date and (ii) dated as of and delivered on the Time of Delivery pursuant to any Terms Agreement, of two of its executive officers to the effect that (i) the representations and warranties of the Selling Stockholder as set forth in this Agreement are true and correct as of the Certificate Date and (ii) the Selling Stockholder has performed such of its obligations under this Agreement as are to be performed at or before each such Certificate Date.

     (h) All filings with the Commission required by Rule 424 under the Act to have been filed by the Settlement Date or the Time of Delivery, as the case may be, shall have been made within the applicable time period prescribed for such filing by Rule 424.

     (i) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date or the Time of Delivery, as the case may be.

     (j) Upon commencement of the offering of Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than a Prospectus Supplement filed pursuant to Rule 424(b) under the Act pursuant to Section 3(a) of this Agreement or relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), or (iii) Shares are delivered to the Manager pursuant to a Terms Agreement, the Manager shall receive a letter from Dewey Ballantine LLP, counsel to the Manager, dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, or the Time of Delivery, as the case may be, which letter shall state that nothing has come to such counsel's attention that would lead it to believe that the Registration Statement or any amendment thereto, (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and notes thereto and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at any Settlement Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such letter, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such letter shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

SECTION 6. Indemnification and Contribution.

     (a) The Company and the Selling Stockholder agree to jointly and severally indemnify, defend and hold harmless the Manager, its partners, directors and officers, and any person who controls the Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Manager or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 6 being deemed to include the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Manager to the Company expressly for use with reference to the Manager in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

     If any action, suit or proceeding (together, a "Proceeding") is brought against the Manager or any such person in respect of which indemnity may be sought against the Company and the Selling Stockholder pursuant to the foregoing paragraphs, the Manager or such person shall promptly notify the indemnifying party in writing of the institution of such Proceeding and the Company and the Selling Stockholder shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company and the Selling Stockholder shall not relieve the Company and the Selling Stockholder from any liability which the Company and the Selling Stockholder may have to the Manager or any such person or otherwise except to the extent the Company and the Selling Stockholder was materially prejudiced by such omission. The Manager or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Manager or of such person unless the employment of such counsel shall have been authorized in writing by the Company and the Selling Stockholder in connection with the defense of such Proceeding or the Company and the Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company and the Selling Stockholder (in which case the Company and the Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and the Selling Stockholder, and paid as incurred (it being understood, however, that the Company and the Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company and the Selling Stockholder shall not be liable for any settlement of any Proceeding effected without their written consent but if settled with the written consent of the Company and the Selling Stockholder, the Company and the Selling Stockholder agree to indemnify and hold harmless the Manager and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Company and the Selling Stockholder to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Company and the Selling Stockholder agree that they shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Company and the Selling Stockholder of the aforesaid request, (ii) the Company and the Selling Stockholder shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying parties at least 30 days' prior notice of its intention to settle. The Company and the Selling Stockholder shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or may be a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (b) Manager agrees to indemnify, defend and hold harmless the Company and the Selling Stockholder, their directors and officers and any person who controls the Company and the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company and the Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Manager to the Company expressly for use with reference to the Manager in the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

     If any Proceeding is brought against the Company or the Selling Stockholder or any such person in respect of which indemnity may be sought against the Manager pursuant to the foregoing paragraph, the Company and the Selling Stockholder or such person shall promptly notify the Manager in writing of the institution of such Proceeding and the Manager shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Manager shall not relieve the Manager from any liability which the Manager may have to the Company and the Selling Stockholder or any such person or otherwise except to the extent that the Manager was materially prejudiced by such omission. The Company and the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company and the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Manager in connection with the defense of such Proceeding or the Manager shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Manager (in which case the Manager shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Manager may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Manager), in any of which events such fees and expenses shall be borne by the Manager and paid as incurred (it being understood, however, that the Manager shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Manager shall not be liable for any settlement of any such Proceeding effected without the written consent of the Manager but if settled with the written consent of the Manager, the Manager agrees to indemnify and hold harmless the Company and the Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Manager to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Manager agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Manager of the aforesaid request, (ii) the Manager shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the Manager at least 30 days' prior notice of its intention to settle. The Manager shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

     (c) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsections (a) and (b) of this Section 6 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Manager, on the other hand, from the offering of the Shares or (ii) if, the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Manager, on the other, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Manager, on the other, shall be deemed to be in the same respective proportions as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total compensation (before deducting expenses) received by the Manager from the sale of Shares on behalf of the Company and the Selling Stockholder or as principal. The relative fault of the Company and the Selling Stockholder, on the one hand, and of the Manager, on the other, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and the Selling Stockholder or by the Manager and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

     (d) The Company and the Selling Stockholder and the Manager agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 6, the Manager shall not be required to contribute any amount in excess of any amount by which the total price at which the Shares sold by the Manager exceeds the amount of any damage which the Manager has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 6 and the covenants, warranties and representations of the Company and the Selling Stockholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Manager, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company and the Selling Stockholder, their directors or officers or any person who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and the Selling Stockholder and the Manager agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company and the Selling Stockholder, against any of the Company's or the Selling Stockholder's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

SECTION 7. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company and the Selling Stockholder herein or in certificates delivered pursuant hereto or any Terms Agreement, and the agreements of the Manager contained in Section 6 of this Agreement, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Manager or any controlling persons, or the Company and the Selling Stockholder (or any of their officers, directors or controlling persons), and shall survive delivery of and payment for the Shares.

SECTION 8. Termination.

     (a) (i) The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase Primary Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if Shares have been sold through the Manager for the Company, then Section 4(i)(g) and 4(i)(p) shall remain in full force and effect, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Section 4(i)(h), Section 4(ii)(c), Section 6 and Section 7 of this Agreement shall remain in full force and effect notwithstanding such termination.

          (ii) The Selling Stockholder shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase Secondary Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if Shares have been sold through the Manager for the Selling Stockholder, then Section 4(g) and (p) shall remain in full force and effect, (ii) with respect to any pending sale, through the Manager for the Selling Stockholder, the obligations of the Selling Stockholder, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Section 4(i)(h), Section 4(ii)(c), Section 6 and Section 7 of this Agreement shall remain in full force and effect notwithstanding such termination.

     (b) The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(i)(h), Section 4(ii)(c), Section 6 and Section 7 of this Agreement shall remain in full force and effect notwithstanding such termination.

     (c) This Agreement shall remain in full force and effect, unless extended by mutual agreement of the parties, until the second anniversary of the date set forth on the first page of this Agreement unless terminated pursuant to Sections 8(a) or (b) above or otherwise by mutual agreement of the parties; provided that any termination effected by this paragraph shall in all cases be deemed to provide that Section 4(i)(h), Section 4(ii)(c), Section 6 and Section 7 shall remain in full force and effect.

     (d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager, the Company or the Selling Stockholder, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 3(a)(vi) of this Agreement.

     (e) In the case of any purchase by the Manager pursuant to a Terms Agreement, the obligations of the Manager pursuant to such Terms Agreement shall be subject to termination in the absolute discretion of the Manager, if, since the time of execution of the Terms Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there shall have occurred a downgrading in the any rating assigned to any securities of the Company or the financial strength of the Company or any Subsidiaries or any Insurance Subsidiary's claims paying ability or similar rating by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, or the financial strength or claims paying ability of any Insurance Subsidiary by A.M. Best Company, or such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any securities of the Company or the financial strength or claims paying ability of any Subsidiary or Insurance Subsidiary or, if at any time prior to the Time of Delivery, trading in securities generally on the NYSE or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the NYSE or the Nasdaq National Market, or trading of any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or limitations or minimum prices on any securities of the Company shall have been established; or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the Manager's judgment, to make it impracticable to market the Shares. If the Manager elects to terminate its obligations pursuant to this Section 8(e), the Company and the Selling Stockholder shall be notified promptly in writing.

SECTION 9. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement and any Terms Agreement shall be in writing and delivered by hand, overnight courier, mail or facsimile and, if to the Manager, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention: Syndicate Department, Fax No. (212) 821-6186, with a copy for information purposes to UBS Securities LLC, 677 Washington Blvd., Stamford, CT, 06901, Attention: Legal and Compliance Department, Fax No. (203) 719-0680; if to the Company, it shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at, One East Fourth Street, Cincinnati, Ohio 45202, Attention: Keith A. Jensen, Senior Vice President (Fax No. (513) 369-5750); or, if sent to the Selling Stockholder, it shall be sufficient in all respects if delivered or sent to the Selling Stockholder at the Offices of the Selling Stockholder at, One East Fourth Street, Cincinnati, Ohio 45202 Attention: James C. Kennedy, Vice President, Deputy General Counsel and Secretary (Fax No. (513) 579-0108). Each party to this Agreement and any Terms Agreement may change such address for notices by sending to the parties to this Agreement and any Terms Agreement written notice of a new address for such purpose.

SECTION 10. Parties. The Agreement herein set forth and any Terms Agreement have been and are made solely for the benefit of the Manager, the Company and the Selling Stockholder and to the extent provided in Section 6 of this Agreement the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Manager) shall acquire or have any right under or by virtue of this Agreement and any Terms Agreement.

SECTION 11. Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement and any Terms Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.

SECTION 12. Entire Agreement. This Agreement and any Terms Agreement constitute the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

SECTION 13. Counterparts. This Agreement and any Terms Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

SECTION 14. Applicable Law. This Agreement, any Terms Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement or any Terms Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to contracts entered into and to be performed within such state without regard to conflicts of law principles.

SECTION 15. Headings. The Section headings in this Agreement and any Terms Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement or any Terms Agreement.

SECTION 16. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Stockholder each consents to the non-exclusive jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholder each hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement and any Terms Agreement is brought by any third party against the Manager or any indemnified party. Each of the Manager, the Company and the Selling Stockholder (in the case of the Company and the Selling Stockholder on their behalf and, to the extent permitted by applicable law, on behalf of their stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement and any Terms Agreement. The Company and the Selling Stockholder each agrees that a final, non-appealable judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Selling Stockholder and may be enforced in any other courts in the jurisdiction of which the Company or the Selling Stockholder is or may be subject, by suit upon such judgment.

SECTION 17. Miscellaneous. The Manager, an indirect, wholly-owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because the Manager is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by the Manager are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

A lending affiliate of the Manager may have lending relationships with issuers of securities underwritten or privately placed by the Manager. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by the Manager will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of the Manager.

If the foregoing correctly sets forth the understanding between the Company, the Selling Stockholder and the Manager, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Selling Stockholder and the Manager. Alternatively, the execution of this Agreement by the Company and the Selling Stockholder and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.

  Very truly yours,

  AMERICAN FINANCIAL GROUP, INC.

  By:/s/Keith A. Jensen
         Name:  Keith A. Jensen
         Title:    Senior Vice President

  AMERICAN PREMIER UNDERWRITERS, INC.

  By:/s/James C. Kennedy
         Name:  James C. Kennedy
         Title:   Vice President

  ACCEPTED as of the date
  first above written

  UBS SECURITIES LLC

  By:/s/Alejandro Przygoda
         Name:  Alejandro Przygoda
         Title:     Managing Director

  UBS SECURITIES LLC

  By:/s/Steven Friedman
         Name:  Steven Friedman
         Title:    Director

  AMERICAN FINANCIAL GROUP, INC.

  AMERICAN PREMIER UNDERWRITERS, INC.

  Common Stock

  TERMS AGREEMENT

                                                                                            ______, 20 __

  UBS SECURITIES LLC
  299 Park Avenue
  New York, New York 10171

  Dear Sirs:

  [American Financial Group, Inc. (the "Company")] [and][American Premier Underwriters, Inc. (the Selling Stockholder)] propose[s], subject to the terms and conditions stated herein and in the Equity Distribution Agreement, dated [date], 2004 (the "Equity Distribution Agreement"), among the Company, American Premier Underwriters, Inc. and UBS Securities LLC, to issue and sell to UBS Securities LLC the securities specified in the Schedule hereto (the "Purchased Securities").

  Each of the provisions of the Equity Distribution Agreement not specifically related to the solicitation by UBS Securities LLC, as agent of the Company and the Selling Stockholder, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement [and] [,] the Time of Delivery, except that each representation and warranty in Section 2 of the Equity Distribution Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Equity Distribution Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement [and] [,] the Time of Delivery in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

  An amendment to the Registration Statement (as defined in the Equity Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Securities and Exchange Commission.

  Subject to the terms and conditions set forth herein and in the Equity Distribution Agreement which are incorporated herein by reference, [the Company] [and] [the Selling Stockholder] agree[s] to issue and sell to UBS Securities LLC and the latter agrees to purchase from [the Company] [and] [the Selling Stockholder] the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

  If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Equity Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

  AMERICAN FINANCIAL GROUP, INC.

  By:
         Name:
         Title:

  AMERICAN PREMIER UNDERWRITERS, INC.

  By:
         Name:
         Title:

  ACCEPTED as of the date
  first above written

  UBS SECURITIES LLC

  By:
         Name:
         Title:

  UBS SECURITIES LLC

  By:
         Name:
         Title: